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                             SERIES C AND SERIES M


                         Supplement dated May 11, 2006
                   to the Prospectus dated December 30, 2005
                       as supplemented January 27, 2006


The following replaces in its entirety the information appearing under the heading "FUND MANAGEMENT -- THE ADVISOR AND SUB-ADVISOR", on page 8 of the prospectus:


     "A I M Advisors, Inc. (the advisor or AIM) serves as each fund's investment advisor and manages the investment operation of each fund and has agreed to perform or arrange for the performance of the funds' day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173. INVESCO Institutional (N.A.), Inc. (INVESCO Fixed Income) (the subadvisor) is located at The Aegon Center, 400 West Market Street, Suite 3300, Louisville, Kentucky 40202. The subadvisor is responsible for the funds' day-to-day management, including the funds' investment decision and the execution of securities transactions with respect to each fund.
       The advisor has acted as an investment advisor since its organization in 1976 and the subadvisor has acted as an investment advisor and qualified professional asset manager since 1978. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the funds, encompassing a broad range of investment objectives. The subadvisor is affiliated with, but is not a subsidiary of, the advisor."